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                                  EXHIBIT 99.1

                         FORM 4 JOINT FILER INFORMATION

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Name:                                  Radical Holdings LP

Address:                               5424 Deloache Avenue
                                       Dallas, Texas 75220

Designated Filer:                      Radical Holdings LP

Issuer & Ticker Symbol:                Immediatek, Inc. (IMKI.OB)

Date of Event Requiring Statement:     August 31, 2007

Signature:                             Radical Holdings LP,
                                       a Texas limited partnership

                                       By:  Radical Management, LLC,
                                            a Texas limited liability company,
                                            its general partner

                                            By:      /s/ MARK CUBAN
                                                     --------------------------
                                            Name:    Mark Cuban
                                            Title:   President


Name:                                  Radical Management, LLC

Address:                               5424 Deloache Avenue
                                       Dallas, Texas 75220

Designated Filer:                      Radical Holdings LP

Issuer & Ticker Symbol:                Immediatek, Inc. (IMKI.OB)

Date of Event Requiring Statement:     August 31, 2007

Signature:                             Radical Management, LLC,
                                       a Texas limited liability company

                                       By:      /s/ MARK CUBAN
                                                --------------------------
                                       Name:    Mark Cuban
                                       Title:   President


Name:                                  Mark Cuban

Address:                               P.O. Box 12388
                                       Dallas, Texas 75225

Designated Filer:                      Radical Holdings LP

Issuer & Ticker Symbol:                Immediatek, Inc. (IMKI.OB)

Date of Event Requiring Statement:     August 31, 2007

Signature:                             /s/ MARK CUBAN
                                       ---------------------------
                                       Mark Cuban
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